EXHIBIT 10.2

EXECUTION VERSION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 16, 2020, to the Existing Credit Agreement referenced below is by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), an L/C Issuer and the Swing Line Lender.

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time prior to the date hereof, the “Existing Credit Agreement”) dated as of November 27, 2013 by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and the other L/C Issuers from time to time party thereto; and

WHEREAS, the Borrower has requested certain modifications to the Existing Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. As used herein, “Spin-Off Outside Date” means the earlier to occur of (a) February 28, 2021 and (b) the date of delivery of a notice by the Borrower to the Administrative Agent that the Borrower has determined to abandon the Spin-Off.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Amended Credit Agreement.

2.Amendments to Existing Credit Agreement.  Effective upon satisfaction of the conditions precedent set forth in Section 4 below, the Existing Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended and restated in its entirety as set forth in Annex A attached hereto (the “Amended Credit Agreement”).  As so amended, the Existing Credit Agreement shall continue in full force and effect.

3.Concentrix Release. In accordance with Sections 10.10(a)(ii) and (c) of the Amended Credit Agreement, the Administrative Agent and each Lender party hereto hereby agrees and acknowledges that upon the occurrence of the Release Date (defined below), without further action by any person and notwithstanding anything to the contrary in any Loan Document, (a) Concentrix and each of its Subsidiaries shall be irrevocably released as a Guarantor under the Amended Credit Agreement, (b) any Liens granted to or held by the Administrative Agent under any Loan Document on the Collateral provided by Concentrix and its Subsidiaries shall be irrevocably released and (c) any Liens granted to or held by the Administrative Agent under any Loan Document in the Equity Interests of Concentrix and its Subsidiaries (such Equity Interests, together with the Collateral provided by Concentrix and its Subsidiaries, the “Released Collateral”) shall be irrevocably released (collectively, the “Concentrix Release”).  The Lenders party hereto hereby authorize the Administrative Agent to, and the Administrative Agent hereby agrees to, execute and deliver to the Borrower, any and all documents or instruments reasonably requested by the Borrower to further evidence or effectuate the releases contemplated by this Amendment.  Upon the occurrence of the Release Date, the Administrative Agent hereby (i) authorizes the Borrower (or any designee of the Borrower, including Concentrix and the attorneys or other agents of the Borrower or Concentrix) to file the UCC-3 termination statements in the forms attached hereto as Exhibit A in the applicable jurisdictions, and (ii) authorizes the Borrower (or any designee of the Borrower, including Concentrix and the attorneys or other agents of the Borrower or Concentrix) to file the intellectual property security releases in the forms attached hereto as Exhibit B at the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (iii) agrees to use commercially reasonable efforts to deliver to the Borrower (or any designee of the Borrower, including Concentrix and the attorneys or other agents of the Borrower or Concentrix) all original instruments evidencing pledged debt and all equity certificates and any other similar Collateral with respect to Concentrix and its Subsidiaries previously delivered in physical form by the Borrower to the Administrative Agent, copies of which are attached hereto as Exhibit C, in each case to evidence the release of the Administrative Agent’s Liens on the Released Collateral.  The release set forth in this Section 3 (A) is applicable only to Concentrix and its Subsidiaries and the Released Collateral and shall not affect, modify or diminish any obligations of any other Loan Party under the Amended Credit Agreement or the other Loan Documents and (B) shall not be deemed to be a modification to the Loan Documents except as set forth herein.  It is hereby acknowledged and agreed that, as of the Release Date, any Obligations of Concentrix and its Subsidiaries that remain outstanding on the Release Date shall remain the joint and several obligations of the Loan Parties (other than Concentrix and its Subsidiaries) and the Loan Parties (other than Concentrix and its Subsidiaries) hereby expressly assume such Obligations.

4.Condition Precedent to Effectiveness.  This Amendment shall be and become effective upon receipt by the Administrative Agent of executed counterparts of this Amendment, properly executed by a Responsible Officer of each Loan Party and the Required Lenders.  The date on which the foregoing condition is satisfied is referred to herein as the “Twelfth Amendment Effective Date”.

5.Conditions Precedent to Release Date.  The Concentrix Release shall be and become effective as of the date when each of the following conditions set forth in this Section 5 have been satisfied (the “Release Date”):

(a)Distribution.  The Administrative Agent shall have received satisfactory evidence that the Distribution shall have been (or shall be, substantially concurrently with the Concentrix Funding Date) consummated.

(b)Concentrix Prepayment.  The Administrative Agent shall have received satisfactory evidence that the Concentrix Prepayment shall have been (or shall be, substantially concurrently with the Concentrix Funding Date) made.

(c)Concentrix Funding Date.  The Concentrix Funding Date shall have occurred in accordance with the terms of the Concentrix Credit Agreement.

(d)Spin-Off Outside Date.  The Spin-Off Outside Date shall not have occurred.

(e)Attorney Costs.  The Borrower shall have paid (or caused to have been paid) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) that are required to have been reimbursed or paid to the extent invoiced on or prior to the Release Date (or such later date as agreed by the Borrower).

6.Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Amended Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Amended Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

2

7.Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article VI of the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (b) no Default exists on the date hereof and (c) the information included in any Beneficial Ownership Certification delivered to the Administrative Agent or any Lender on or prior to the Twelfth Amendment Effective Date, if applicable, is true and correct in all respects.

8.Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

9.Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

10.No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11.Acknowledgement of Additional Provisions.  Each party hereto acknowledges and agrees to the provisions set forth in Sections 6.23, 11.17, 11.23 and 11.25 of the Amended Credit Agreement.

12.Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.  Subject to Section 11.17 of the Amended Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original and shall have the same legal effect, validity and enforceability as a paper record.

13.Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

14.Submission to Jurisdiction, Waiver of Venue; Waiver of Jury Trial.  The terms of Sections 11.14 and 11.15 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	SYNNEX CORPORATION, a Delaware corporation,
GUARANTORS:	SYNNEX FINANCE HYBRID II, LLC, a California limited liability company
LASTING HOLDINGS CORPORATION, a California corporation
HYVE SOLUTIONS CORPORATION, a California corporation
HYVE SOLUTIONS US GLOBAL HOLDING CORPORATION, a Delaware corporation
COMPUTERLAND CORPORATION, a California corporation
CONCENTRIX CORPORATION (f/k/a CONCENTRIX GLOBAL HOLDINGS, INC.), a Delaware corporation
CONCENTRIX SOLUTIONS CORPORATION (f/k/a CONCENTRIX CORPORATION), a New York corporation
LICENSE ONLINE, INC., a California corporation
WG-US HOLDCO, INC., a Delaware corporation
WESTCON GROUP, INC., a Delaware corporation
Westcon Group North America, Inc., a New York corporation

By:	/s/ Simon Y. Leung_____________________________
Name:	Simon Y. Leung
Title:	Senior Vice President, General Counsel and Corporate Secretary

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

CONCENTRIX CVG CUSTOMER MANAGEMENT GROUP INC. (f/k/a CONVERGYS CUSTOMER MANAGEMENT GROUP INC.), an Ohio corporation
CONVERGYS CUSTOMER MANAGEMENT INTERNATIONAL INC., an Ohio corporation
CONCENTRIX CVG CUSTOMER MANAGEMENT DELAWARE LLC (f/k/a CONVERGYS CUSTOMER MANAGEMENT DELAWARE LLC), a Delaware limited liability company

CONVERGYS CUSTOMER MANAGEMENT GROUP CANADA HOLDING INC., a Delaware corporation

CONCENTRIX CVG CORPORATION, a Delaware corporation

CONCENTRIX CORPORATION (f/k/a CONCENTRIX GLOBAL HOLDINGS, INC.), a Delaware corporation

CONCENTRIX SOLUTIONS CORPORATION (f/k/a CONCENTRIX CORPORATION), a New York corporation

By:	/s/ Steven Linley Richie
Name:	Steven Linley Richie
Title:	Corporate Secretary, Executive Vice President, HR and Legal

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Linda Mackey
Name:	Linda Mackey
Title:	Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and the Swing Line Lender

By:	/s/ Molly Daniello
Name:	Molly Daniello
Title:	Director

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By:
Name:
Title:

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Jeff Larue
Name:	Jeff LaRue
Title:	Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

BNP PARIBAS,
as a Lender

By:	/s/ Gregory Paul
Name:	Gregory Paul
Title:	Managing Director
By:	/s/ Yudesh Sohan
Name:	Yudesh Sohan
Title:	Director

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ James Beltz
Name:	James Beltz
Title:	Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Aleem Shamji
Name:	Aleem Shamji
Title:	Director

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas A. Crandell
Name:	Thomas A. Crandell
Title:	Senior Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD.,
as a Lender

By:	/s/ Matthew Antioco
Name:	Matthew Antioco
Title:	Director

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Kazutaka Takeuchi
Name:	Kazutaka Takeuchi
Title:	Executive Director

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Khrystyna Manko
Name:	Khrystyna Manko
Title:	Director

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender

By:	/s/ Matt Waszmer
Name:	Matt Waszmer
Title:	Senior Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

TORONTO DOMINION NEW YORK LLC,
as a Lender

By:	/s/ Michael Borowiecki
Name:	Michael Borowiecki
Title:	Authorized Signatory

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK (formerly known as Branch Banking and Trust Company), as a Lender

By:	/s/ Alfonso Brigham
Name:	Alfonso Brigham
Title:	Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Richard J. Ameny, Jr.
Name:	Richard J. Ameny, Jr.
Title:	Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Harjot Sandhu
Name:	Harjot Sandhu
Title:	Senior Vice President

SYNNEX  CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT